AVAILABLE-FOR-SALE SECURITIES (Tables)	12 Months Ended
Dec. 31, 2017
AVAILABLE-FOR-SALE SECURITIES
Schedule of available-for-sale securities

	As at December 31, 2017	As at December 31, 2016

Cost	$142,546	$91,200

Accumulated impairment losses	(44,070)	(36,017)

Unrealized gains in accumulated other comprehensive income	24,669	37,634

Unrealized losses in accumulated other comprehensive income	(370)	(507)

Total estimated fair value of available-for-sale securities	$122,775	$92,310